                                                                Exhibit 10.11


                              DATED 3rd March 1999



                       THE MASTER FELLOWS AND SCHOLARS OF
                          TRINITY COLLEGE CAMBRIDGE (1)


                              BIOCHROM LIMITED (2)


                           HARVARD APPARATUS INC. (3)




                         ------------------------------

                                      LEASE

                                     - of -

                                 Unit 22 Phase I
                             Cambridge Science Park
                             Milton Road, Cambridge

                         ------------------------------



      Term:                              10 years from 29th September 1998
      Initial Rent:                      L240,000 per annum
      Expiry Date:                       28th September 2008



                                  MILLS & REEVE
                                    Cambridge

                                    CONTENTS


                                                                                                               Page
                                                                                                               ----
         Definitions and Interpretation...........................................................................1

         The demise habendum and reddendum........................................................................4

         Tenant's covenants.......................................................................................5

         Landlord's covenants.....................................................................................5

         Proviso agreement and declaration........................................................................5

         Exclusion of security of tenure..........................................................................9

         No Agreement for Lease...................................................................................9

         Surety's Covenant........................................................................................9

         Proper Law...............................................................................................9

Schedule l - The property and rights included in this demise.....................................................10

Part 1 - The property............................................................................................10

Part 2 - The rights..............................................................................................10

         Right to services.......................................................................................10

         Right of way............................................................................................10

         Right to park...........................................................................................10

         Right to Support........................................................................................11

Schedule 2 - Part 1 - Exceptions and reservations in favour of the Landlord......................................11

         Right to services.......................................................................................11

         Right to light and air..................................................................................11

         Right to support........................................................................................11

         Right to enter..........................................................................................11


                                      (i)


         Right to enter to cultivate.............................................................................12

Part 2 - Existing Encumbrances...................................................................................12

Schedule 3 - Rents payable upon demand...........................................................................12

         Insurance Rent..........................................................................................12

         Rent for common parts...................................................................................12

         Service rent............................................................................................13

         Interest on arrears.....................................................................................13

         Insurance excess........................................................................................14

Schedule 4 - Tenant's covenants..................................................................................14

         To pay rent.............................................................................................14

         To pay outgoings........................................................................................14

         To repair and decorate..................................................................................14

         Not to make alterations.................................................................................15

         To permit entry.........................................................................................16

         To repair on notice.....................................................................................17

         To pay Landlord's costs.................................................................................17

         As to use and safety....................................................................................18

         Not to use for unlawful or illegal purposes or cause nuisance...........................................18

         Not to reside...........................................................................................19

         As to user..............................................................................................19

         To keep open and security...............................................................................20

         Displays and advertisements.............................................................................20


                                     (ii)



         To keep clean...........................................................................................20

         To comply with Enactments and give notice...............................................................21

         To comply with the Planning Acts........................................................................21

         Insurance...............................................................................................22

         To indemnify............................................................................................23

         Dealings with the Premises..............................................................................24

         To give notice of assignments, devolutions etc..........................................................27

         As to loss or acquisition of easements..................................................................27

         To produce plans/documents..............................................................................28

         Not to interfere with reserved rights...................................................................28

         To permit entry for reletting etc.......................................................................28

         To yield up.............................................................................................28

         New surety..............................................................................................29

         As to value added tax...................................................................................29

         As to maintenance contracts.............................................................................30

         Statutory acquisitions..................................................................................30

         Fire fighting appliances................................................................................30

         Existing Encumbrances...................................................................................30

         Not to obstruct.........................................................................................30

         To comply with regulations..............................................................................31

         As to water supply......................................................................................31

         To comply with Planning Agreements......................................................................31

         To pay cost of damage...................................................................................31


                                    (iii)


         To carry out the Tenant's New Works.....................................................................31

Schedule 5 - Landlord's covenants................................................................................32

         As to quiet enjoyment...................................................................................32

         To insure...............................................................................................32

         To reinstate............................................................................................33

Schedule 6 - Surety's covenants and agreements...................................................................33

         Covenants by Surety.....................................................................................33

         Agreements by Surety....................................................................................34

Schedule 7 - Guarantee Agreement.................................................................................36

         Definitions and interpretation..........................................................................36

         Guarantee...............................................................................................37

         New lease...............................................................................................38

         Security taken by Guarantor.............................................................................38

         Limitation on Guarantor's liability.....................................................................39

         [Joint and several Guarantors...........................................................................39

Schedule 8 - The Tenant's New Works..............................................................................40


                                     (iv)

         THIS LEASE is made on ___________________ 199 BETWEEN

(1) ("THE LANDLORD") THE MASTER FELLOWS AND SCHOLARS OF THE COLLEGE OF THE HOLY AND UNDIVIDED TRINITY WITHIN THE TOWN AND UNIVERSITY OF CAMBRIDGE OF KING HENRY THE EIGHTH'S FOUNDATION

(2) ("THE TENANT") BIOCHROM LIMITED (company number 3526954) whose registered office is at 22 Cambridge Science Park Milton Road Cambridge CB4 4FJ

(3) ("the Surety") HARVARD APPARATUS INC. a company incorporated in the Commonwealth of Massachusetts of 84 October Hill Road Holliston MA 01746

         WHEREAS THE PREMISES ARE HELD BY THE LANDLORD WHICH IS AN EXEMPT
         CHARITY

         NOW THIS LEASE WITNESSETH as follows:


1.       DEFINITIONS AND INTERPRETATION

         1.1      In this Lease unless the context otherwise requires:

                  "BASIC RENT" means L240,000 per annum until and including 28th September 2003 and thereafter L270,000 per annum.

                  "CONNECTED PERSON" means any person, firm or company which is connected with the Tenant for the purposes of section 839 Income and Corporation Taxes Act 1988

                  "CONSENT" means an approval permission authority licence or other relevant form of approval given by the Landlord in writing

                  "ENACTMENTS" shall include all present and future Acts of Parliament (including but not limited to the Public Health Acts 1875 to 1961 the Factories Act 1961 the Offices Shops and Railway Premises Act 1963 the Fire Precautions Act 1971 the Defective Premises Act 1972 the Health and Safety at Work etc. Act 1974 and the Planning Acts) and all notices directions orders regulations bye-laws rules and conditions under or in pursuance of or deriving effect therefrom and any reference herein to a specific enactment or enactments (whether by reference to its or their short title or otherwise) shall include a reference to any enactment amending or replacing the same and any future legislation of a like nature

                  "THE ESTATE" shall mean Cambridge Science Park shown edged blue on the Plan situate adjoining Milton Road partly in the City of Cambridge and partly in the County of Cambridgeshire together with any such further neighbouring area in respect of which the Landlord or its lessees may from time to time or at any time during the Period of Limitation receive planning permission to develop for uses similar or ancillary to the use of the said area edged blue and which the Landlord during the Period of Limitation elects to include in Cambridge Science Park

                  "EXISTING ENCUMBRANCES" means the matters set out in part 2 of schedule 2

                  "GROUP COMPANY" means any company of which the Tenant is a Subsidiary or which has the same Holding Company as the Tenant where Subsidiary and Holding Company have the meanings given to them by section 736 Companies Act 1985

                  "INSURED RISKS" means at any particular time the risk of loss or damage by fire storm flood explosion riot civil commotion bursting or overflow of water tanks boilers or apparatus impact by road vehicles or aircraft and other aerial devices or articles dropped therefrom and the risk of any other kind of loss or damage which the Landlord may from time to time in their absolute discretion deem it desirable to insure against and against which they shall at that particular time have a policy of insurance in effect subject to such exclusions and limitations as the insurers may impose and subject in every case to the availability of insurance cover against the risk and subject to the conditions on which and to the extent that insurance cover against each risk is generally available in relation to property such as the Premises

                  "INTEREST" shall mean interest at the yearly rate of four per cent above the base rate published from time to time by Barclays Bank PLC or (in the event of base rate or Barclays Bank PLC ceasing to exist) such other equivalent rate of interest as the Landlord may from time to time in writing specify

                  "LANDLORD" includes the immediate reversioner to this Lease from time to time

                  "LANDLORD'S NEIGHBOURING PREMISES" means any land or buildings now or hereafter during the Period of Limitation erected adjoining or neighbouring the Premises (whether beside under or over) which belong to the Landlord now or hereafter during the Period of Limitation

                  "LETTABLE UNIT" shall mean a part of the building on the Premises designed or intended for letting or exclusive occupation or capable of being used for separate self-contained occupation which does not prejudice the use of the remainder of the building on the Premises for separate self-contained occupation

                  "PERIOD OF LIMITATION" means the period of eighty years commencing on the date hereof or such longer period as the law may permit (which period is hereby specified as the perpetuity period applicable to this Lease under the rule against perpetuities)

                  "THE PLAN" means the plan annexed hereto

                  "THE PLANNING ACTS" means the Town and Country Planning Acts 1948 to 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Local Government Planning and Land Act 1980 and all notices directions orders regulations byelaws rules and conditions under or in pursuance of or deriving effect therefrom from time to time and any reference herein to these or any other Act or Acts shall include a reference to any statutory modification or re-enactment thereof for the time being in force and any future legislation of a like nature

                  "THE PLANNING AGREEMENTS" shall mean

                  (a)      an agreement dated 8th November 1971 made pursuant to
                           section 37 of the Town and Country Planning Act 1962 between the County Council of the Administrative County of Cambridgeshire and Isle of Ely (1) and the Landlord (2) and

                  (b)      an agreement dated 19th August 1975 made pursuant to
                           section 52 of the Town and Country Planning Act 1971 between the same parties and in the same order as the section 37 agreement and

                  (c)      an agreement dated 2nd February 1982 made pursuant to
                           section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Landlord (2) and

                  (d)      an agreement dated 26th June 1984 made pursuant to
                           section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Landlord (2) and

                  (e)      an agreement dated 2nd June 1988 made pursuant to
                           section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Landlord (2)

                  "THE PREMISES" means the property hereby demised as described in part 1 of schedule 1 including all Service Channels in on or under such property and fixtures and fittings (other than trade or tenants fixtures and fittings) therein together with all additions alterations and improvements to such property

                  "SERVICE CHANNELS" means all such flues sewers drains ditches pipes wires watercourses cables channels gutters ducts and other conductors of services and plumbing and ventilating equipment and motors appurtenant thereto as are now existing or which may be constructed or laid during the Term and within the Period of Limitation as herein defined

                  "THE SURETY" shall include the Surety's successors whether by substitution or otherwise including personal representatives

                  "SURVEYOR" means the surveyors consulting engineers and agents for the time being of the Landlord

                  "THE TENANT" shall include the person in whom the Term is presently vested

                  "THE TENANT'S NEW WORKS" shall mean the works described in schedule 8

                  "THE TERM" means the total period of demise hereby granted and (other than in the case of the references to the term in the habendum of this Lease) includes any period of holding over or any extension or continuance of the contractual term by Enactment or otherwise

         1.2 Words importing the masculine gender only include the feminine gender and vice versa and include any body of persons corporate or unincorporate words importing the singular number only include the plural number and vice versa and the word "person" shall include any body of persons corporate or unincorporate and all covenants by any party hereto shall be deemed to be joint and several covenants where that party is more than one person and any covenant by the Tenant not to do or not to do or omit to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done or omitted

         1.3      (a)      References to numbered clauses and
                           schedules are references to the relevant clause or schedule to this Lease and references to numbered paragraphs are references to the numbered paragraphs of that schedule or the part of the schedule in which they appear

                  (b) The clause paragraph and schedule headings do not form part of this lease and are not to be taken into account when construing it

         1.4      This instrument

                  (a) is executed as a deed and by its execution the parties authorise their solicitors to deliver it for them when it is dated

                  (b)      was delivered when it was dated

         1.5 This Lease is a new tenancy for the purposes of the Landlord and Tenant (Covenants) Act 1995

2.       THE DEMISE HABENDUM AND REDDENDUM

         2.1 In consideration of the several rents and covenants on the part of the Tenant and the Surety herein respectively reserved and contained the Landlord HEREBY DEMISES unto the Tenant the Premises TOGETHER WITH (in common with the Landlord their lessees and assigns and all other persons from time to time having the like rights) the rights set out in part 2 of schedule 1 EXCEPT AND RESERVING UNTO THE LANDLORD and its successors in title assigns and lessees and all persons from time to time authorised by it the interests rights reservations and exceptions more particularly set out in part 1 of schedule 2 TO HOLD the Premises unto the Tenant SUBJECT to any or all easements and other rights (if any) now subsisting over or which may affect the same (including any such as are more particularly set out in part 2 of schedule 2) AND SUBJECT TO AND WITH THE BENEFIT OF FIRSTLY a lease dated 30th September 1974 and made between the Landlord (1) LKB Instruments Limited (2) and LKB Biochrom Limited (3) as varied by a Deed of Variation dated 6th June 1986 made between the same parties and SECONDLY to two subleases made between Pharmacia Biotech (Biochrom) Limited (1) and Innovir Limited
                  (2) both dated 5th February 1998 and any deeds and documents supplemental to those subleases from 29th September 1998 to 28th September 2008 but determinable nevertheless as hereinafter provided YIELDING AND PAYING THEREFOR unto the Landlord during the Term by way of rent

                  (a) yearly and proportionately for any fraction of a year the Basic Rent the first such payment or a proportionate part thereof in respect of the period from to the next quarter day following the date of this Lease (in so far as it has not already been made) to be made on the date hereof and thereafter such rents to be paid by equal quarterly instalments in advance on the four usual quarter days in every year

                  (b)      on demand the rents specified in schedule 3

                  (c) any other sums which may become due from the Tenant to the Landlord under the provisions of this Lease all such payments to be made without any deduction

3.       TENANT'S COVENANTS

         3.1 The Tenant HEREBY COVENANTS with the Landlord to observe and perform all the covenants and provisions on the Tenant's part set out in schedule 4

4.       LANDLORD'S COVENANTS

         4.1 The Landlord HEREBY COVENANTS with the Tenant whilst the reversion to this Lease is vested in the Landlord to observe and perform all the covenants and provisions on the Landlord's part set out in schedule 5 but not so as to impose any personal liability upon the Landlord except for the Landlord's own acts and defaults

5.       PROVISO AGREEMENT AND DECLARATION

         5.1      FORFEITURE

                  Without prejudice to any other rights of the Landlord if:

                  (a) the whole or part of the rent remains unpaid twenty one days after becoming due (whether demanded or not) or

                  (b) any of the Tenant's covenants in this Lease are not performed or observed or

                  (c) the Tenant or any guarantor or surety of the Tenants obligations under this Lease (including the Surety)

                           (i) proposes or enters into any composition or arrangement with its creditors generally or any class of its creditors or

                           (ii) is the subject of any judgment or order made against it which is not complied with within seven days or is the subject of any execution distress sequestration or other process levied upon or enforced against any part of its undertaking property assets or revenue or

                           (iii)    being a company:

                                    (a)     is the subject of a petition
                                            presented or an order made or a
                                            resolution passed or analogous
                                            proceedings taken for appointing an
                                            administrator of or winding up such
                                            company (save for the purpose of and
                                            followed within four months by an
                                            amalgamation or reconstruction which
                                            does not involve or arise out of
                                            insolvency or give rise to a
                                            reduction in capital and which is on
                                            terms previously approved by the
                                            Landlord) or

                                    (b)     an encumbrancer takes possession or
                                            exercises or attempts to exercise
                                            any power of sale or a receiver or
                                            administrative receiver is appointed
                                            of the whole or any part of the
                                            undertaking property assets or
                                            revenues of such company or

                                    (c)     stops payment or agrees to declare a
                                            moratorium or becomes or is deemed
                                            to be insolvent or unable to pay its
                                            debts within the meaning of section
                                            123 Insolvency Act 1986 or

                                    (d)     without prior Consent ceases or
                                            threatens to cease to carry on its
                                            business in the normal course or

                           (iv)     being an individual:

                                    (a)     is the subject of a bankruptcy
                                            petition or bankruptcy order or

                                    (b)     is the subject of an application or
                                            order or appointment under section
                                            253 or section 273 or section 286
                                            Insolvency Act 1986 or

                                    (c)     is unable to pay or has no
                                            reasonable prospect of being able to
                                            pay his debts within the meaning of
                                            sections 267 and 268 Insolvency Act
                                            1986

                  (d) any event occurs or proceedings are taken with respect to the Tenant or any guarantor of the Tenant's obligations under this Lease (including the Surety) in any jurisdiction to which it is subject which has an effect equivalent or similar to any of the events mentioned in clause 5.1(c)

                  then and in any of such cases the Landlord may at any time (and notwithstanding the waiver of any previous right of re-entry) re-enter the Premises whereupon this Lease shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any previous breach by the Tenant of this Lease

         5.2      NOTICES

                  Any notice under this Lease shall be in writing and any notice

                  (a) to the Tenant or the Surety shall be deemed to be sufficiently served if

                           (i) left addressed to the Tenant or the Surety on the Premises or

                           (ii) sent to the Tenant or the Surety by post at the last known address or (if a Company) registered office of the Tenant or the Surety and

                  (b) to the Landlord shall be deemed to be sufficiently served if

                           (i) sent to the Landlord by post at the last known address or (if a Company) registered office of the Landlord

                           (ii) whilst the reversion immediately expectant on the determination of the Term is vested in the original Landlord (as named herein) addressed to the Landlord's Senior Bursar and delivered to him personally or sent to him by post

         5.3      RENT ABATEMENT

                  (a) If the Premises are destroyed or rendered wholly or partly unfit for use by any of the Insured Risks then (provided the destruction or damage is not caused by the act or default of the Tenant or any person on the Premises with the Tenant's express or implied authority or any predecessor in title of any of them so that the insurance policy effected by the Landlord is vitiated or payment of any part of the policy money is withheld) the whole or a fair proportion of the Basic Rent and (in the case of the Premises being wholly unfit for use) the rents specified in paragraphs 2 and 3 of schedule 3 according to the extent of the damage sustained shall cease to be payable for the shorter of a period of three years or the period during which the Premises remain unfit for use and any dispute with reference to this proviso shall be referred to arbitration in accordance with the Arbitration Act 1996

                  (b) If the Premises are destroyed aforesaid and are not rendered fit for use by the expiration of three years from the date of the damage or destruction the Tenant shall be entitled to terminate this Lease by notice served at any time within three months of the end of that period and upon service of such notice the Lease shall immediately determine and absolutely cease but without prejudice to any rights or remedies that may have accrued to either party against the other in respect of any breach of any of its covenants and conditions contained in this Lease

         5.4      PART II LANDLORD AND TENANT ACT 1954

                  If this Lease is within Part II of the Landlord and Tenant Act 1954 then subject to the provisions of subsection (2) of section 38 of that Act neither the Tenant nor any assignee or undertenant of the Term or of the Premises shall be entitled on quitting the Premises to any compensation under section 37 of that Act

         5.5      WARRANTIES

                  The Tenant hereby acknowledges and admits that the Landlord has not given or made any representation or warranty that the use of the Premises herein authorised is or will remain a permitted use under the Planning Acts

         5.6      LANDLORD'S POWERS TO DEAL WITH THE LANDLORD'S NEIGHBOURING
                  PREMISES

                  Notwithstanding anything herein contained the Landlord and all persons authorised by the Landlord shall have power without obtaining any consent from or making any compensation to the Tenant to deal as the Landlord may think fit with the Estate and the Landlord's Neighbouring Premises and to erect thereon or on any part thereof any building whatsoever and to make any repairs alterations or additions and carry out any demolition or rebuilding whatsoever (whether or not affecting the light or air to the Premises) which the Landlord may think fit or desire to do PROVIDED THAT in the exercise of such power the Landlord will not so far as the Landlord is able substantially restrict access to and from the Premises to employees and potential customers of the Tenant during normal business hours

         5.7      ARBITRATION

                  (Unless the Lease otherwise provides) if any dispute or difference shall arise between the parties hereto touching these presents or the rights or obligations of the parties hereunder such dispute and difference shall in the event of this Lease expressly so providing and otherwise may by agreement between the parties be referred to a single arbitrator to be agreed upon by the parties hereto or in default of agreement to be nominated by the President or Vice President for the time being of the Royal Institution of Chartered Surveyors on the application of any party in accordance with and subject to the provisions of the Arbitration Act 1996

         5.8      LANDLORD'S OBLIGATION

                  Nothing herein contained shall render the Landlord liable (whether by implication of law or otherwise howsoever) to do any act or thing which the Landlord has not expressly covenanted to carry out provide or do in schedule 5

         5.9      VALUE ADDED TAX PROVISO

                  Any consideration on supplies made by the Landlord under this Lease is exclusive of value added tax (or any substituted tax)

6.       EXCLUSION OF SECURITY OF TENURE

         Having been so authorised by an Order of the Mayor's and City of London Court dated 1999 under the provisions of section 38(4) of the Landlord and Tenant Act 1954 the parties agree that sections 24 to 28 (inclusive) of that Act shall be excluded in relation to this Lease

7.       NO AGREEMENT FOR LEASE

         We hereby certify that there is no agreement for lease to which this Lease give effect

8.       SURETY'S COVENANT

         The Surety (in consideration of this demise having been made at the Surety's request) hereby covenants with the Landlord (as principal and not merely as guarantor) that the Surety will observe and perform the covenants agreements and declarations set out in schedule 6

9.       PROPER LAW

         9.1 This Lease shall be governed by English Law and the Tenant and the Surety irrevocably submit to the non-exclusive jurisdiction of the English Courts

         9.2 The Surety irrevocably authorises and appoints Cameron McKenna of Mitre House 160 Aldersgate Street London ECIA 4DD (ref:
                  IGH) (or such other firm of solicitors resident in England and Wales as it may from time to time by written notice to the Landlord substitute) to accept service of all legal process arising out of or connected with this Lease and service on Cameron McKenna (or such substitute) shall be deemed to be service on the Surety


                                   SCHEDULE L
                 THE PROPERTY AND RIGHTS INCLUDED IN THIS DEMISE
                              PART 1 - THE PROPERTY

         ALL THAT piece or parcel of land forming part of Cambridge Science Park known as Unit 22 as the same is more particularly delineated on the Plan and thereon edged red together with the buildings standing thereon or on some part thereof

                               PART 2 - THE RIGHTS

1.       RIGHT TO SERVICES

         1.1 At all times hereafter the right of passage and running of appropriate services (including but not limited to gas water electricity telecommunication surface water and foul water) through the Service Channels now under or across the Estate or the Landlord's Neighbouring Premises and to make connection with such Service Channels or any of them for the purpose of exercising the said rights and all such rights of access for the Tenant and the Tenant's lessees and employees as may from time to time be reasonably required for the purpose of laying inspecting cleansing repairing maintaining renewing or adding to such Service Channels or any of them but the enjoyment of the aforesaid rights shall be subject to the Tenant or other the person or persons exercising the same or having the benefit thereof being liable to make good all damage to the Estate or the Landlord's Neighbouring Premises thereby occasioned with reasonable dispatch

2.       RIGHT OF WAY

         2.1 The right of way for all purposes reasonably necessary for the use and enjoyment of the Premises for the purposes herein authorised but not further or otherwise with or without vehicles over the roadways coloured brown on the Plan

3.       RIGHT TO PARK

         3.1 The right to park 82 cars within such areas of the adjoining car park or such other part or parts of the Estate (at the Landlord's absolute discretion) as are from time to time specified by the Landlord

4.       RIGHT TO SUPPORT

         4.1 The right of support and shelter from the Estate and the Landlord's Neighbouring Premises


                                   SCHEDULE 2
         PART 1 - EXCEPTIONS AND RESERVATIONS IN FAVOUR OF THE LANDLORD

1.       RIGHT TO SERVICES

         1.1 At all times hereafter the right of passage and running of appropriate services through the Service Channels forming part of the Premises and to make connection with such Service Channels or any of them for the purpose of exercising the said rights and all such rights of access following reasonable prior notice (save in emergency) for the Landlord the Surveyor and the Landlord's lessees and employees and all persons from time to time authorised by the Landlord as may from time to time be reasonably required for the purpose of laying inspecting cleansing repairing maintaining renewing or adding to such Service Channels or any of them but the enjoyment of the aforesaid rights shall be subject to the Landlord or other the person or persons exercising the same or having the benefit thereof being liable to make good all damage to the Premises thereby occasioned with reasonable dispatch

2.       RIGHT TO LIGHT AND AIR

         2.1 The Tenant shall not be entitled to any right of access of light or air to the Premises which would restrict or interfere with the user of the Estate or any of the Estate or the Landlord's Neighbouring Premises for building or otherwise howsoever

3.       RIGHT TO SUPPORT

         3.1 The right to support and shelter and all other rights and privileges in the nature of easements and quasi-easements now or hereafter belonging to or enjoyed by the Estate or the Landlord's Neighbouring Premises

4.       RIGHT TO ENTER

         4.1 At all times during the Term the right with or without the Surveyor the Landlord's employees and workmen and any persons authorised by them to enter the Premises for the purpose of doing any act matter or thing in respect of which the Landlord is permitted entry to the Premises under schedule 4 upon the terms therein stated and for all such other requirements of the Landlord as in the opinion of the Landlord shall be reasonably necessary such reservation to be in addition to and not in substitution for or limitation of any other rights exceptions or reservations to which the Landlord is entitled hereunder

5.       RIGHT TO ENTER TO CULTIVATE

         5.1 A right of access at all times together with the Surveyor the Landlord's employees servants workmen and all persons authorised by the Landlord to all such parts of the Premises as shall from time to time be unbuilt upon for the purpose of cultivating planting maintaining and landscaping the same in such manner as shall in the absolute discretion of the Landlord from time to time seem appropriate

                         PART 2 - EXISTING ENCUMBRANCES

1. The easements rights covenants and other matters contained or referred to in the Planning Agreements and the following documents:


         DATE                        DOCUMENT           PARTIES
         28th October 1957           Deed               The Landlord (1)
                                                        Eastern Gas Board (2)

2. All easements rights covenants and other matters relating to the foul sewer and manhole across the north east comer of the Premises

3. All other easements rights covenants and other matters affecting the Premises

                                   SCHEDULE 3
                            RENTS PAYABLE UPON DEMAND

1.       INSURANCE RENT

         1.1 A sum or sums of money equal to the amount or amounts which the Landlord shall from time to time incur in or in respect of effecting or maintaining the insurance of the Premises in accordance with the Landlord's covenant contained in paragraph 2 of schedule 5 and all professional fees which the Landlord may from time to time incur in connection with the valuation of the Premises for insurance purposes

2.       RENT FOR COMMON PARTS

         2.1 A proper proportion attributable to the Premises of the reasonable cost and expense properly incurred of making repairing maintaining renewing rebuilding cleansing and operating all ways roads pavements Service Channels yards bicycle stores vehicle parks and gardens fences party walls and structures and any installations equipment fittings fixtures easements appurtenances or conveniences which shall belong to or be used by the Premises in common with the Estate and the Landlord's Neighbouring Premises and with any other premises adjoining or neighbouring or over or under the Premises (or any of them) (but excluding anything comprised in the service rent) including architect's and surveyor's fees properly incurred in connection with such works (such proper proportion to be certified by the Surveyor whose certificate shall be final and binding on the Tenant)

3.       SERVICE RENT

         3.1      A service rent in respect of

                  (a) The maintenance repair cultivation and management of the Estate including all roads ways and paths service channels amenity grounds and cultivated areas (whether situate thereon or otherwise serving the same) and

                  (b) All such other matters whatsoever which in the opinion of the Surveyor (acting reasonably) shall be necessary to maintain high standards for a development of such a character including (without prejudice to the generality hereof) a notional figure as certified by the Surveyor equivalent to the reasonable market rental for the time being of any premises provided by the Landlord on the Estate being used or occupied (whether with or without rental) to enable the Landlord the Surveyor and their respective servants or employees to implement and carry out such maintenance repairs cultivation and management of the Estate and all other matters as aforesaid but less any rental thereof received by the Landlord such service rent to be in the reasonable opinion of the Surveyor such as shall be just and equitable in all the circumstances PROVIDED ALWAYS THAT such service rent shall not include any sum in respect of the cost of the initial laying out or construction of the matters referred to in paragraphs 3.1(a) and 3.1(b) above or any work or costs arising out of or in connection with such initial construction

4.       INTEREST ON ARREARS

         4.1 Interest on any monies payable by the Tenant to the Landlord under any covenant or provision of this Lease which remain unpaid for seven days shall be payable by the Tenant such Interest to be calculated from the date when such monies were due until the date when such monies are received by the Landlord PROVIDED THAT the provisions of this paragraph 4.1 shall not prejudice any rights or remedies of the Landlord in respect of any breach of any of the covenants on the part of the Tenant herein contained

5.       INSURANCE EXCESS

         5.1 If a claim arising under any policy of insurance effected by the Landlord upon the Premises shall be subject to any insurance excess the Tenant shall reimburse or otherwise indemnify the Landlord against the amount of such excess


                                   SCHEDULE 4
                               TENANT'S COVENANTS

1.       TO PAY RENT

         1.1 To pay to the Landlord the rents hereby reserved at the times and in the manner herein appointed for payment thereof without any deduction set off or (except as provided by clause 5.3 of this Lease) abatement whatsoever and to pay the Basic Rent by standing order to the U.K. bankers of the Landlord or as it shall direct

2.       TO PAY OUTGOINGS

         2.1 To pay and discharge all rates taxes duties assessments charges impositions outgoings whatsoever (whether parliamentary local public utility or of any other description and whether or not of a recurrent nature) now or at any time during the Term taxed assessed charged imposed upon or payable in respect of the Premises or any part thereof or by the Landlord or Tenant or owner or occupier in respect thereof other than in relation to a dealing with the Landlord's reversion

3.       TO REPAIR AND DECORATE

         3.1 Well and substantially to cleanse maintain and repair the Premises and every part thereof (including all additions thereto and all fixtures fittings plant and machinery therein and improvements thereto and the Service Channels forming part of the Premises and exclusively serving the Premises and the boundary structures (if any) of the Premises) and the drains connecting the Premises to and as far as the common drain

         3.2 As and when reasonably required by the Landlord to clean (and repoint where appropriate) all external surfaces of the buildings from time to time comprised in the Premises

         3.3 Without prejudice to the generality of paragraphs 3.1 and 3.2 to paint (or otherwise decorate) with two coats at least of best paint (or other suitable materials) all such parts of the Premises as have been usually painted (or otherwise decorated) such painting (or other decoration) to be

                  (a) as to the outside in the years 2001 and 2004 of the Term and with such colours as have been approved by the Surveyor and

                  (b)      as to the inside in the fifth year of the Term

                  and otherwise as the Landlord may reasonably so require

         3.4 Not to remove or damage any of the Landlord's fixtures and fittings in the Premises and to replace with similar articles of at least equal quality such fixtures and fittings as may be lost or worn out or become unfit for use

                  PROVIDED THAT all work referred to in this paragraph 3 shall be done in a good and workmanlike manner and to the reasonable satisfaction of the Surveyor AND PROVIDED FURTHER THAT the liability of the Tenant under this paragraph shall not extend to damage caused by any of the Insured Risks unless the insurance shall have been vitiated or insurance monies rendered irrecoverable in whole or in part by any act omission neglect or default of the Tenant any undertenant or their respective employees servants agents independent contractors customers visitors licensees invitees or any other person under the Tenant's or the undertenant's control AND PROVIDED FURTHER THAT the liability of the Tenant under this paragraph shall not extend to any work which would result in the Premises being put into a better state of repair and condition then shall exist immediately following completion of the Tenant's New Works

         3.5 The Tenant shall give written notice to the Landlord immediately on becoming aware of:

                  (a)      any damage to or destruction of the Premises or

                  (b) any defect or want of repair in the Premises (including without limitation any relevant defect within the meaning of section 4 Defective Premises Act 1972) which the Landlord is liable to repair under this Lease or which the Landlord is or may be liable to repair under common law or by virtue of any Enactment

4.       NOT TO MAKE ALTERATIONS

         4.1 Not to make any alteration or addition to the Premises which would reduce or otherwise adversely affect the value of the Landlord's reversionary interest in the Premises or the prospects of re-letting or the letting or re-letting value thereof (as to which the decision of the Surveyor shall be conclusive)

         4.2 Without prejudice to the prohibition in paragraph 4.1 not to demolish the existing buildings comprising the Premises or construct new buildings or make any alteration addition or improvement to the Premises whether structural or otherwise except as expressly permitted under paragraph 4.3

         4.3 The Tenant may carry out alterations additions or improvements to the Premises which do not affect any part of the exterior or structure of the Premises where:

                  (a) the Tenant has submitted to the Landlord detailed plans and specifications showing the works and

                  (b) the Tenant has given to the Landlord such covenants relating to the carrying out of the works as the Landlord may reasonably require (including (but not limited to) reinstatement of the Premises at the expiration or sooner determination of the Term)

                  (c) the Tenant has if so reasonably required by the Landlord provided the Landlord with suitable security which will allow the Landlord to carry out and complete the works if the Tenant fails to do so and

                  (d) the Tenant has obtained Consent to the works (which shall not be unreasonably withheld)

         PROVIDED THAT the Tenant shall indemnify the Landlord against any liability for any tax assessed upon the Landlord by reason of any such alteration erection or addition to the Premises carried out by or on behalf of the Tenant

         4.4 Without prejudice to any other rights of the Landlord immediately upon the Landlord by notice in writing to that effect requiring them so to do to remove all additional buildings erections works alterations or additions whatsoever to the

                  Premises for which Consent has not first been obtained pursuant to the provisions of paragraph 4.3 (herein called "THE UNAUTHORISED WORKS") and make good and restore the Premises to the state and condition thereof before the Unauthorised Works were carried out and if the Tenant shall neglect to do so for seven days after such notice then it shall be lawful for the Surveyor the Landlord and the Landlord's servants contractors agents and workmen to enter upon the Premises and to remove the Unauthorised Works and to make good and restore the same to the state and condition existing before the carrying out of the Unauthorised Works and all expenses of so doing shall be repaid to the Landlord by the Tenant within seven days of a written demand in that behalf

         4.5 The Tenant may erect alter or remove demountable partitioning which does not affect the structure of the Premises or adversely impact on the operation of the plant within the Premises without Consent PROVIDED THAT the Tenant provides the Landlord with full details of such works within a period of one month after carrying them out

5.       TO PERMIT ENTRY

         5.1 To permit the Landlord the Surveyor and their respective workmen and persons duly authorised by them respectively on reasonable notice (except in emergency) at reasonable hours to enter the Premises for the purposes of

                  (a)      viewing the same

                  (b) taking Inventories of the fixtures fittings appliances and equipment to be yielded up at the expiration or sooner determination of the Term

                  (c) inspecting for defects in and recording the condition of the Premises or any other breaches of covenant on the part of the Tenant

                  (d) inspecting cleansing maintaining repairing altering renewing or adding to the Estate or the Landlord's Neighbouring Premises or any other premises adjoining the Premises (whether beside under or over) or any Service Channels not comprised within the Premises

                  (e) performing any covenant complying with any condition or pursuant to any reservation contained in this Lease or any other reasonable purpose connected with the management of the Premises or the Estate or the Landlord's Neighbouring Premises or the Landlord's interest therein PROVIDED THAT the Landlord shall make good all damage to the Premises caused by such entry as soon as practicable without the payment of compensation to the Tenant

6.       TO REPAIR ON NOTICE

         6.1 To make good to the reasonable satisfaction of the Surveyor within two months or sooner if requisite (or immediately in case of emergency) any defect in the repair or decoration of the Premises for which the Tenant is liable hereunder or any other want of compliance with any of the obligations on the part of the Tenant under this Lease of which the Landlord or the Surveyor has given notice in writing to the Tenant or left notice in writing at the Premises

         6.2 If the Tenant shall not comply with paragraph 6.1 the Tenant shall permit the Landlord the Surveyor and their respective workmen (without prejudice to any other remedy of the Landlord) to enter the Premises and make good such defect breach or want of compliance as aforesaid without the payment of any compensation to the Tenant and all expenses of so doing (including legal costs and Surveyor's fees properly incurred) shall be paid by the Tenant to the Landlord on demand and shall be recoverable as rent in arrear

7.       TO PAY LANDLORD'S COSTS

         7.1 To pay the Landlord's costs and expenses (including legal costs and Surveyor's and other professional fees) which in respect of sub-clauses (d) and (e) shall be reasonable

                  (a) In or in contemplation of any proceedings relating to the Premises under sections 146 and/or 147 of the Law of Property Act 1925 or the preparation and service of notices thereunder (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice serviced under the said section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of the said Act and notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court)

                  (b) In the preparation and service of any Schedule of Dilapidations at any time during the term PROVIDED THAT no Schedule of Dilapidations shall require the Tenant to carry out any works which would result in the Premises being put into a better state of repair and condition then shall exist immediately following completion of the Tenant's New Works

                  (c) In connection with the recovery of arrears of rent due from the Tenant hereunder (including but not limited to bailiff's commission incurred by the Landlord of and incidental to every distress levied by the Landlord on the Tenant's goods for the recovery of overdue rent or other sums due under this Lease)

                  (d) In connection with approving plans and specifications required hereunder and the supervision and inspection of alterations erections additions and any other works carried out by the Tenant and any undertenant

                  (e) Reasonably incurred in respect of any application for Consent required by this Lease whether or not such Consent is granted

8.       AS TO USE AND SAFETY

         8.1 Not to keep or use or permit or suffer to be kept or used on the Premises any materials which are inflammable explosive or otherwise dangerous nor any machinery apparatus or equipment or any other thing which may attack or in any way injure by percolation corrosion vibration excessive weight strain or otherwise the surfaces floors ceilings roofs contents or structure of any building comprised therein and in the Estate or in the Landlord's Neighbouring Premises (or either of them) the keeping or using whereof may contravene any Enactments PROVIDED THAT small quantities of chemicals and other substances used by the Tenant in connection with the permitted use of the Premises may be kept and used in accordance with the relevant Enactments and codes of practice and with any recommendations of the Landlord's insurers which have been notified to the Tenant

9.       NOT TO USE FOR UNLAWFUL OR ILLEGAL PURPOSES OR CAUSE NUISANCE

         9.1      Not to

                  (a) use or permit or suffer the Premises or any part thereof to be used for any unlawful illegal or immoral purpose or for the manufacture sale or consumption of intoxicating liquors or for the manufacture sale or consumption of Controlled Drugs as defined by the Misuse of Drugs Act 1971 (otherwise than by a practitioner or pharmacist as defined by that Act) or for the manufacture publication or sale of any article or thing which may in the opinion of the Landlord be pornographic offensive or obscene or for betting gaming or lotteries or as a hotel club billiards saloon dance hall funfair or amusement premises or for an auction or for any noisy noxious or offensive trade or business and

                  (b) do or permit or suffer to be done on the Premises or any part thereof anything which may be or become or cause an annoyance inconvenience nuisance damage disturbance injury or danger of or to the Landlord or the owners lessees or occupiers of any premises in the neighbourhood or which in the opinion of the Landlord acting reasonably might be detrimental to the use or development of the Premises the Estate and of any Landlord's Neighbouring Premises (of any of them) and to pay to the Landlord all reasonable costs charges and expenses which may be properly incurred by the Landlord in abating any nuisance on or arising from the Premises and executing all works as may be necessary for such purpose

                  (c) use any radio television video or sound system audible outside the Premises or play or suffer to be played any musical instrument audible outside the Premises

10.      NOT TO RESIDE

         10.1 Not to reside on the Premises and not to create or permit or suffer to be created any residential tenancy or residential occupation of the Premises or any part thereof

11.      AS TO USER

         11.1 Not to use the Premises or any part thereof other than for a purpose appropriate to a Science Park that is to say any one or more of the following uses:

                  (a) scientific research associated with industrial production

                  (b) light industrial production of a kind which is dependent on regular consultation with either or both of the following:

                           (i) the Tenant's own research development and design staff established in the Cambridge Study Area

                           (ii) the scientific staff or facilities of the University or of local scientific institutions

                  (c) ancillary buildings and works appropriate in the sole opinion of the Landlord to the use of the Premises as an integral part of a Science Park

12.      TO KEEP OPEN AND SECURITY

         12.1 Not to permit the Premises to remain vacant or unattended unless it is first made fully secure

         12.2 To indemnify the Landlord against any empty property rate or penal rate levied or assessed upon the Landlord by reason of the Premises having been left empty

         12.3 To ensure that the Landlord at all times has written notice of the name and address and telephone number of at least one keyholder of the Premises

13.      DISPLAYS AND ADVERTISEMENTS

         13.1 Not to display or permit to be displayed on any part of the Premises so as to be visible outside the Premises any name writing notice sign placard sticker or advertisement of whatsoever nature other than a notice or sign (not being a "Neon" notice or sign or any notice or sign of a similar nature) displaying the name of the Tenant and the name of the building comprised within the demise (if any) first approved in writing by the Landlord such approval not to be unreasonably withheld or delayed and not to place leave or install any merchandise or display outside the Premises and on any breach by the Tenant the Landlord the Surveyor and their respective workmen may without notice and without prejudice to any other remedy of the Landlord remove the cause of the breach of this covenant and shall not be liable to make good any loss or pay compensation for so doing

14.      TO KEEP CLEAN

         14.1 Not to allow any rubbish or refuse of any description to accumulate upon the Premises save in suitably located dustbins provided by the Tenant for that purpose and so often as it shall be necessary or desirable and in any event at least once a week to cause such dustbins to be emptied

         14.2 Generally to keep the Premises (including but not limited to forecourts roads and paths) clean and tidy and properly lighted internally and externally

         14.3 To clean the inside and outside of all windows in the Premises at least once each month

         14.4 Not to bring or keep or suffer to be brought or kept upon the Premises anything which in the opinion of the Landlord acting reasonably are or may become unclean unsightly or detrimental to the Premises the Estate or the Landlord's Neighbouring Premises and nearby premises (or any of them)

         14.5 Not to discharge into any Service Channels oil grease solids or other deleterious matter or any substance which might be or become a source of danger or injury to the drainage system of the Premises the Estate or the Landlord's Neighbouring Premises (or any of them) or which may pollute the water of any watercourse so as to render the Landlord liable to action or proceedings by any person or body and generally to keep the Service Channels comprised within the demise unobstructed

15.      TO COMPLY WITH ENACTMENTS AND GIVE NOTICE

         15.1 At the Tenant's own expense to comply with the provisions and requirements of all Enactments or as prescribed or required by any competent authority court or body so far as they relate to or affect the Premises or the owner or occupier thereof

         15.2 At the Tenant's own expense to do all works and all other things so as to comply with paragraph 15.1 above including (without prejudice to the generality of the foregoing) the obtaining of any fire certificate required for the Premises

         15.3 Within seven days of receipt of notice thereof to give to the Landlord particulars of any provision or requirement of all Enactments or as prescribed or required by any competent authority court or body or proposal therefor relating to the Premises the Estate or the Landlord's Neighbouring Premises (or any of them) or the condition or use thereof respectively and at the request of the Landlord (but at the cost of the Tenant) to make or join with the Landlord in making such objection or representation against any such proposal as the Landlord shall deem expedient

         15.4 To pay to the Landlord upon demand a due proportion of all reasonable costs charges and expenses (including the Surveyor's and other professional advisers' fees) properly incurred by the Landlord of or incidental to

                  (a) complying with all provisions and requirements of all Enactments or as prescribed or required by any competent authority court or body and

                  (b) doing all works and other things so as to comply therewith so far as the same relate to any premises capable of being used or enjoyed by the Tenant in common or jointly with any other person or the use thereof

16.      TO COMPLY WITH THE PLANNING ACTS

         16.1 At all times during the Term to comply in all respects with the provisions and requirements of the Planning Acts and any regulations or orders made thereunder and all licences consents permissions and conditions (if any) granted or imposed thereunder so far as the same respectively relate to or affect the Premises or any part thereof and to keep the Landlord fully and effectually indemnified against all actions proceedings damages costs expenses claims and demands whatsoever in respect of or arising out of any contravention of the Planning Acts and against the cost of any permissions and consents thereunder and the implementation thereof

         16.2 In the event of the Landlord giving Consent to any of the matters in respect of which the Landlord's Consent shall be required pursuant to the provisions of any covenant or condition contained in this Lease to apply at the cost of the Tenant to the local and planning authorities for all necessary consents and permissions in connection therewith and to give notice to the Landlord of the granting or refusal

                  (as the case may be) of all such consents and permissions forthwith on the receipt thereof

         16.3 In the event of the said Planning Authority agreeing to grant such necessary consent or permission only with modifications or subject to conditions to give to the Landlord forthwith full particulars of such modifications or conditions AND if such modifications or such conditions shall in the reasonable opinion of the Landlord be undesirable then the Tenant shall not implement or proceed with the matters works or change of use to which the application relates

         16.4 If the Tenant shall receive any compensation in respect of the Premises under or by virtue of the Planning Acts forthwith to make such provision as is just and equitable for the Landlord to receive their due benefit from such compensation

         16.5 Not to apply for or implement any planning permission in respect of the whole or any part of the Premises if such application or the implementation thereof would or might give rise to any tax charge or other levy payable by the Landlord

         16.6 Unless the Landlord shall otherwise direct to carry out before the expiration or sooner determination of the Term any works stipulated to be carried out to the Premises by a date subsequent to such expiration or sooner determination as a condition of the grant of any planning permission obtained by the Tenant during the Term

17.      INSURANCE

         17.1 Not to do or omit to do (or permit or suffer to be done or omitted to be done) anything whereby the policy or policies of insurance on the Premises against the Insured Risks may become void or voidable or whereby the rate of premium thereon or upon the Estate or the Landlord's Neighbouring Premises (or any of them) may be increased or cause the insurers to impose more onerous terms in such policy or policies and to repay to the Landlord all sums paid by way of increased premiums and any expenses incurred by the Landlord in or about any renewal of such policy or policies consequent upon a breach of this covenant and all such sums shall be added to the rent herein reserved and be recoverable upon demand as rent and in the event of the Premises or any part thereof being damaged by the Insured Risks and the insurance money under any insurance effected against the same being wholly or partly irrecoverable by reason solely or in part of any act omission neglect or default of the Tenant or any undertenant or their respective employees servants agents independent contractors customers visitors licensees invitees or any other person under the Tenant's or the undertenant's control then and in every such case the Tenant will forthwith pay to the Landlord the whole or (as the case may require) an appropriate proportion of the costs of completely rebuilding and reinstating the Premises

         17.2 To comply with any requirements or recommendations of the insurers of the Premises

         17.3 To insure and keep insured in the joint names of the Landlord and the Tenant the plate and other glass windows doors and partitions in the Premises against breakage or damage howsoever caused in its full reinstatement value for the time being with some Insurance Office approved in writing by the Landlord and whenever so required to produce to the Landlord the policy of such insurance and the receipt for the current year's premium

         17.4 On each occasion that the plate or other glass if broken or damaged to reinstate the same forthwith with glass of at least the same nature thickness and quality

18.      TO INDEMNIFY

         18.1 To keep the Landlord fully and effectually indemnified from and against all liability in respect of losses damages proceedings claims costs expenses and any other liability whatsoever arising from or in connection with

                  (a)      the injury or death of any person

                  (b)      damage to or destruction of any property whatsoever

                  (c) the infringement disturbance or destruction of any rights easements or privileges

                  (d) the breach by the Tenant of any of the terms covenants and conditions on the part of the Tenant herein contained arising directly or indirectly out of:

                           (i) the repair condition or use of the Premises or of any alteration to the Premises or works carried out or in the course of being carried out to the Premises by the Tenant its undertenants their respective employees customers and invitees and anyone else under their potential control

                           (ii) anything now or hereafter attached to or projecting from the Premises

                           (iii) any act default or negligence of any person or body other than the Landlord and to insure against such liability in a reputable Insurance Office

19.      DEALINGS WITH THE PREMISES

         19.1 Unless expressly permitted under paragraph 19.9 or by a Consent granted under paragraphs 19.2 19.3 or 19.4 or the Tenant shall not assign underlet charge part with or share possession or occupation of all or any part of the Premises nor hold the Premises on trust for any other person

         19.2 The Landlord shall not unreasonably withhold Consent to a legal charge of the whole of the Premises

         19.3 The Landlord shall not unreasonably withhold Consent to an assignment of the whole of the Premises but the Landlord and the Tenant agree for the purposes of section 19(1A) Landlord and Tenant Act 1927 that the Landlord may withhold that Consent unless the following conditions are satisfied:

                  (a) in relation to either a prospective assignee or any prospective guarantor or guarantors

                           (i) that party shall in the reasonable opinion of the Landlord be a substantial and respectable body or person whose registered office principal place of business or address is within the United Kingdom and

                           (ii)     that party has submitted references
                                    reasonably satisfactory to the Landlord

                  (b) the prospective assignee is not a Group Company or a Connected Person unless the proposed assignment is to a Group Company in connection with a bona fide reconstruction or amalgamation of the Tenant's group of companies

                  (c) in the reasonable opinion of the Landlord the prospective assignee is of sufficient financial standing to enable it to comply with the Tenant's covenants in this Lease

                  (d) the Tenant and the Surety (and any former Tenant or Surety who by virtue of there having been an "excluded assignment" as defined in section 11 of the Landlord and Tenant (Covenants) Act 1995 has not been released from the Tenant's covenants in this Lease) enters into an authorised guarantee agreement within the meaning of the Landlord and Tenant (Covenants) Act 1995 with the Landlord in the form set out in schedule 7 or on such other terms as the Landlord may reasonably require

                  (e) if the Landlord reasonably requires a guarantor or guarantors acceptable to the Landlord acting reasonably has guaranteed to the Landlord the due performance of the prospective assignee's obligations in the form set out in schedule 6 or on such other such terms as the Landlord may reasonably require and

                  (f) any security for the Tenant's obligations under this Lease which the Landlord holds immediately before the assignment is continued or renewed if the Landlord reasonably so requires and in each case on such terms as the Landlord may reasonably require in respect of the Tenant's liability under the authorised guarantee agreement referred to in paragraph 19.3(d) (but this paragraph shall not apply to any authorised guarantee agreement entered into by a former Tenant or by any guarantor of a former Tenant) and

                  (g) any sum due from the Tenant to the Landlord under this Lease (or any deed of variation licence Consent or other document supplemental to or associated with this Lease) is paid and any other material breach of the Tenant's covenants in this Lease (or any deed of variation licence Consent or other document supplemental to or associated with this lease) is remedied; and

                  (h) the Landlord has received an undertaking from the Tenant's solicitors for an amount not exceeding a fixed sum reasonably estimated by the Landlord's solicitors in respect of costs to be incurred in such form as the Landlord may reasonably require to pay the Landlord on demand the reasonable legal and surveyor's costs and disbursements (including Value Added Tax) incurred by the Landlord in considering the Tenant's application and preparing negotiating and entering into any relevant documentation whether or not the application is withdrawn or the Consent is granted

         19.4 The Landlord shall not unreasonably withhold Consent to an underletting of the whole or any Lettable Unit where all of the following conditions are satisfied:

                  (a) the prospective undertenant has produced references in a form reasonably acceptable to the Landlord

                  (b) the prospective undertenant has covenanted with the Landlord to observe and perform until it assigns the underlease with Consent as required by the underlease the Tenant's covenants and obligations in this Lease (except the covenant to pay rent and insofar only as such covenants affect the underlet premises)

                  (c) if the Landlord reasonably requires a guarantor or guarantors acceptable to the Landlord has guaranteed the due performance by the undertenant of its above covenant in such terms as the Landlord may reasonably require and

                  (d) no fine or premium is taken for the grant of the underlease and

                  (e) the basic rent payable under the underlease is not less than the greater of the best rent reasonably obtainable in the open market for the underlease and a due proportion of the Basic Rent and

                  (f) any rent free period or other financial inducements given to the undertenant are no greater than is usual at the time in all the circumstances and

                  (g) the form of the underlease has been approved in writing by the Landlord (approval not to be unreasonably withheld or delayed where the provisions of it are consistent with the provisions of this Lease)

                  (h) any such underlease shall be excluded from the operation of sections 24-28 Landlord and Tenant Act 1954

                  (i) the total number of such underleases which may subsist at any time during the Term shall not exceed three and

                  (j) any such underlease shall contain provisions enabling the Tenant (as lessor) to recover from the undertenant by way of rent a due proportion of the sums due under this Lease in respect of insurance of the Premises and of the cost to the Tenant or repairing decorating and operating the Premises

                  (k) any such underlease shall preclude further underletting of all or part of the underlet premises and

                  (l) any such underlease shall contain any upwards only rent review at 29th September 2003

         19.5     The Tenant shall:

                  (a) enforce against any undertenant the provisions of any underlease and shall not waive them and

                  (b) operate the rent review provisions contained in any underlease so as to ensure that the rent is reviewed at the correct times and in accordance with those provisions

                  (c) not accept a surrender of part only of the underlet premises

         19.6 The Tenant shall not without Consent (which shall not be unreasonably withheld):

                  (a)      vary the terms of any underlease or

                  (b)      agree any review of the rent under any underlease

         19.7 The Tenant shall not require or permit any rent reserved by any underlease to be commuted or to be paid more than one quarter in advance or to be reduced

         19.8 Any Consent granted under this paragraph 19 shall (unless it expressly states otherwise) only be valid if the dealing to which it relates is completed within two months after the date of the Consent

         19.9 The Tenant may (after giving written notice to the Landlord containing all relevant information) share occupation of the Premises with any Group Company on condition that the sharing shall not create any relationship of landlord and tenant and that on any occupier ceasing to be a Group Company the occupation shall immediately cease or shall be otherwise documented in accordance with this paragraph 19

20.      TO GIVE NOTICE OF ASSIGNMENTS, DEVOLUTIONS ETC.

         20.1 To produce a certified copy of every assignment underlease transfer charge Probate Letters of Administration order instrument or other writing effecting or evidencing any transmission or devolution of any estate or interest in the Premises or any part thereof to the solicitors of the Landlord for registration within one month from the date thereof and to pay to the Landlord's solicitors their reasonable fees for each such registration

         20.2 Within seven days of an assignment of this Lease to give to the Landlord written notice of the person to whom future rent demands should be sent

         20.3 Upon being requested so to do by the Landlord from time to time to supply the Landlord with such details of the occupiers of the Premises and the terms upon which they occupy

21.      AS TO LOSS OR ACQUISITION OF EASEMENTS

         21.1 Not to permit any easement or right comprised in belonging to or used with the Premises or any part thereof from being obstructed or lost

         21.2 Not to give to any third party any acknowledgement that the Tenant enjoys the access of light to any of the windows or openings in the Premises by the consent of such third party nor to pay to such third party any sum of money nor to enter into any agreement with such third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light to any such windows or openings

         21.3 To take all such steps as may be necessary to prevent the acquisition of any easement or right against over upon or under the Premises or any part thereof and any encroachment thereon and to give to the Landlord immediate notice of any encroachment or threatened encroachment upon the Premises or any attempt to acquire any easement or right under or over the Premises which shall be within the Tenant's knowledge and to do all such things as may be necessary to prevent any encroachment being made or any new easement being acquired

22.      TO PRODUCE PLANS/DOCUMENTS

         22.1 If and whenever reasonably called upon so to do to produce to the Landlord or the Surveyor all such plans documents or other evidence as the Landlord may from time to time require to satisfy themselves that the Tenant has complied in all respects with the provisions of the Tenant's covenants herein

23.      NOT TO INTERFERE WITH RESERVED RIGHTS

         23.1 Not to interrupt or interfere with the reasonable exercise of the rights contained or referred to in schedule 2

24.      TO PERMIT ENTRY FOR RELETTING ETC.

         24.1 During the last six months before the expiration or sooner determination of the Term or after the expiration thereof (or at any time during the Term in the event of a sale of the Landlord's interest in the Premises) to permit the Landlord and the Surveyor to enter upon the Premises following reasonable prior notice and to affix upon any suitable part or parts thereof a notice board or boards for reletting or other disposal of the Premises and not to remove or obscure the same and at all reasonable times in the daytime to permit all persons authorised by the Landlord or the Surveyor to enter and inspect the Premises following reasonable prior notice

25.      TO YIELD UP

         25.1 At the expiration or sooner determination of the Term peaceably and quietly to surrender and yield up to the Landlord the Premises (together with all keys thereto) with vacant possession so repaired maintained decorated cleansed glazed painted and kept as herein provided and if so required by the Landlord to remove such tenants and trade fixtures as the Landlord may specify the Tenant making good all damage caused by the removal of these to the satisfaction of the Surveyor PROVIDED THAT if this Lease shall expire by effluxion of time (but not earlier) then the Tenant shall not be required to carry out any such repairs decoration or other works

26.      NEW SURETY

         26.1 If during the Term any surety (which expression in this paragraph 26 includes any guarantor) for the time being of the Tenant's obligations under this lease (or any of them if there is more than one):

                  (a) (being an individual) dies has a bankruptcy order made against the surety or an interim receiver appointed in respect of the surety's property; or

                  (b) (being a company) enters into liquidation has an administration order made in respect of the surety or has a receiver (administrative or otherwise) appointed of any of the surety's undertaking or assets the Tenant in respect of which the surety was provided will give the Landlord notice of that fact within fourteen days of occurrence of the event and if required by the Landlord will within twenty eight days of the event procure that some other person acceptable to the Landlord enters into a deed of covenant with the Landlord in the same terms (mutatis mutandis) as the original surety

27.      AS TO VALUE ADDED TAX

         27.1 On demand to discharge any liabilities of the Landlord relating to value added tax (or any substituted tax) in respect of any supply of goods or services for value added tax purposes made pursuant to or in consequence of this Lease

         27.2     For the purposes of this paragraph:

                  (a) "VAT" means value added tax or any tax charged in addition to or substitution for it

                  (b)      "VAT ACT" means the Value Added Tax Act 1994

                  (c) any reference to a statute or statutory instrument includes a reference to any later statute or statutory instrument replacing or amending it

         27.3     The Tenant covenants

                  (a) to be at the time of grant of this Lease and to remain at all times during the Term and at any time any supply under this Lease is made to the Tenant a taxable person within the meaning of the VAT Act; and

                  (b) not to use or intend to use or permit the use of the Premises at any time during the Term for any purpose or purposes other than eligible purposes (within the meaning of Article 3A of Schedule 10 VAT Act)

         27.4 The parties intend that the supplies effected by this Lease are standard rated for VAT purposes and the Tenant covenants not to negate or challenge the treatment of such supplies as standard rated for VAT purposes

28.      AS TO MAINTENANCE CONTRACTS

         28.1 Where there are within the Premises any lifts hoists boilers or air-conditioning or central heating installations to enter into and maintain throughout the Term maintenance and safety contracts with reputable engineers for the maintenance and safety of the same and to produce to the Landlord on demand any such contract and the receipt for the current payments or premiums thereunder

29.      STATUTORY ACQUISITIONS

         29.1 Not to do or omit to do any act matter or thing as a consequence whereof the Landlord's reversion immediately expectant upon the determination of the Term shall become liable to acquisition pursuant to any Enactments

30.      FIRE FIGHTING APPLIANCES

         30.1 To keep the Premises sufficiently supplied and equipped with such suitable fire fighting and extinguishing appliances as shall from time to time be required by law or by the local or other competent authority and by the Landlord's insurers and such appliances shall be open to inspection and shall be properly maintained and also not to obstruct the access to or means of working such appliances or the means of escape from the Premises in case of fire

31.      EXISTING ENCUMBRANCES

         31.1 To observe and perform all covenants in respect of the Premises arising from the Existing Encumbrances so far as they affect the Premises and are still subsisting

32.      NOT TO OBSTRUCT

         32.1 Not to permit any vehicles under the Tenant's express or implied control or that of the Tenant's undertenants their respective employees customers and invitees or anyone else under their respective control to stand on the roadways comprised within the Estate or on any other part of the Estate except on such parts as shall from time to time have been authorised by the Landlord or shall have been designated by the Landlord as a loading bay for the Tenant (but during the period of loading and unloading of vehicles only) and not to park on or obstruct any communal part of the Estate

33.      TO COMPLY WITH REGULATIONS

         33.1 To comply with all reasonable regulations made by the Landlord from time to time for the management of the Estate and of any land or premises used or to be used in common or jointly with any other person and to procure that the Tenant's employees and all persons under the control of the Tenant shall at all times observe and perform the same

34.      AS TO WATER SUPPLY

         34.1 Not to use or permit or suffer to be used the supply of water to the Estate for any purpose other than the Tenant's purposes hereby permitted and not in any event to use the same or permit or suffer the same to be used for research or industrial purposes without the provision of a proper recirculation system to a specification first approved by the Statutory Water Undertaker or otherwise in compliance with the reasonable recommendations of the Water Authority

35.      TO COMPLY WITH PLANNING AGREEMENTS

         35.1 In addition to and not in substitution for or limitation of the covenants contained herein and in particular the Tenants covenants as to the use of the Premises or any part thereof to observe and perform all the covenants on the Landlord's part in the Planning Agreements respectively contained and the agreements and provisions of the Planning Agreements to the extent that the same affect the Premises or any part thereof and at all times to indemnify the Landlord against any breach or non-observance of the same

36.      TO PAY COST OF DAMAGE

         36.1 Without prejudice to any other provisions herein contained to pay to the Landlord on demand the full cost as assessed by the Surveyor of making good any damage to the said roads coloured brown on Plan A and any road fittings including but not limited to lighting and signs or any other part of the Estate whether occasioned by the Tenant any undertenant or their respective employees servants agents independent contractors customers visitors licensees invitees or any other person under the Tenant's or the undertenant's control

37.      TO CARRY OUT THE TENANT'S NEW WORKS

         37.1 At the Tenant's own expense forthwith to apply for and diligently seek to obtain all licences approvals plans consents and permissions and other things necessary (if any) for the carrying out of the Tenant's New Works from any relevant Authority and at the Tenant's expense to carry out the Tenant's New Works in compliance with all Enactments relating thereto the Tenant's New Works to be executed in a good and substantial manner employing good materials and workmanship and in conformity in every respect with the specifications plans and drawings first approved in writing by the Surveyor (whose approval shall not be unreasonably withheld or delayed) and in all respects to the reasonable satisfaction of the Surveyor and any relevant authority and complete the Tenant's New Works in all respects as aforesaid by 31st July 1999

         37.2 To carry out and complete Tenant's New Works in accordance with all statutes from time to time in force which affect the Tenant's New Works (including without limitation the Construction (Design and Management) Regulations 1994) ("THE CONDAM REGULATIONS")


                                   SCHEDULE 5
                              LANDLORD'S COVENANTS

1.       AS TO QUIET ENJOYMENT

         1.1 That the Tenant Paying the rents hereby reserved at the times and in the manner herein appointed and performing and observing the covenants on the Tenant's part and the conditions agreements and stipulations herein contained may peaceably enjoy the Premises for the Term without any lawful interruption from the Landlord or any person lawfully claiming under or in trust for the Landlord

2.       TO INSURE

         2.1 That the Landlord will during the Term insure and keep insured in some established Insurance Office the Premises (excluding all plate and other glass therein) against the Insured Risks with a sum assured to cover the following

                  (a) the full reinstatement value thereof (excluding the amount of any insurance excess for which the Tenant shall be liable) to be determined from time to time by the Landlord and

                  (b) architect's surveyor's and other professional fees demolition site clearance and the cost of boarding and propping including a due allowance for cost increases over any likely rebuilding period and

                  (c)      three years' loss of rent and

                  (d) liability attaching to the Landlord as owners or landlords of the Premises

                  (e)      incidental expenses

                  AND where there are within the Premises goods or passenger lifts hoists air conditioning or central heating installations the Landlord may insure the same (or any of them) separately in such manner and for such amount as the Landlord may from time to time determine

         2.2 The Landlord shall have full power to settle and adjust with the insurers all questions with regard to the liability of the insurers and the amount or amounts payable under any policy

         2.3 The Landlord will whenever reasonably requested but not more than once in every year produce to the Tenant a copy of the insurance policy (or a summary of the terms of it) and evidence of payment of the current premium

3.       TO REINSTATE

         3.1 In case the Premises or any part thereof shall at any time during the Term be destroyed or damaged by the Insured Risks so as to be unfit for occupation or use then (unless any monies payable under any policy of the Landlord shall be refused either by reason of any act omission neglect or default of the Tenant any undertenant or their respective employees servants agents independent contractors customers visitors licensees invitees or any other person under the Tenant's or the undertenant's control or by reason of any breach of the provisions of paragraph 17 of schedule 4) and subject to the Landlord obtaining all necessary consents licences or approvals as soon as reasonably practicable and when lawful so to do the Landlord will apply all monies received (other than in respect of loss of rent fees demolition site clearance the cost of boarding and propping and any sums paid to the Landlord to indemnify the Landlord for any liability as owner or as landlord of the Premises or otherwise payable on the occurrence of a risk not involving damage to the Premises all of which shall in all circumstances belong to the Landlord) by virtue of such insurance as aforesaid towards making good the damage to the Premises caused by the Insured Risks but this obligation shall be conditional upon the Tenant's performance of the covenants on the Tenant's part contained in paragraph 17 of schedule 4 and shall make up out of its own money any shortfall in the insurance money in order to complete such reinstatement


                                   SCHEDULE 6
                        SURETY'S COVENANTS AND AGREEMENTS

1.       COVENANTS BY SURETY

         1.1 The Surety HEREBY COVENANTS with and guarantees to the Landlord that

                  (a) at all times during the Term and until this demise is lawfully brought to an end and the Landlord has beneficial occupation of the Premises or until the Tenant assigns this Lease as a whole with Consent as required by this Lease (if earlier) or otherwise if the Tenant remains liable for payment under the Landlord and Tenant Act 1954 to pay the rents hereby reserved and all other sum and payments covenanted and or agreed to be paid by the Tenant at the respective times and in manner herein appointed for payment thereof and will also duly perform and observe and keep the several covenants and provisions on the Tenant's part herein contained and

                  (b) the Surety will pay and make good to the Landlord all losses liabilities costs and expenses sustained by the Landlord through the default of the Tenant in respect of any of the before mentioned matters and

                  (c) that any neglect or forbearance of the Landlord in endeavouring to obtain payment of the said several rents and payments as and when the same become due or their delay to take any steps to enforce performance or observance of the several covenants and provisions herein on the Tenant's part contained and any time which may be given by the Landlord to the Tenant shall not release or in any way lessen or affect the liability of the Surety under the guarantee on the Surety's part herein contained and

                  (d) if the Tenant (being a Company) shall become subject to an administration order or be the subject of a winding up order by the Court or otherwise go into liquidation or if the Tenant (being an individual) shall be adjudged bankrupt and the Liquidator or Administrator or the Trustee of the bankrupt's estate (as the case may be) shall disclaim this Lease and if the Landlord shall within three months after such disclaimer by notice in writing require the Surety to accept a lease of the Premises for a term equal to the residue which if there had been no such disclaimer would have remained of the Term at the same rents and under the like covenants and provisions as are reserved by and contained in the Lease the said new lease and the rights and liabilities thereunder to take effect as from the date of the said disclaimer then and in such case the Surety shall accept such lease accordingly and execute and deliver to the Landlord a counterpart thereof in all respects at the sole cost of the Surety and

                  (e) upon demand to pay to the Landlord Interest on all amounts due under this paragraph 1 from the date the same respectively fell due until the date of payment thereof

2.       AGREEMENTS BY SURETY

         2.1      It is hereby agreed and declared that

                  (a) the Surety covenants as principal debtor and not as guarantor and accordingly (for the avoidance of doubt)

                           (i) it shall not be necessary for the Landlord to resort to or seek to enforce any other guarantee or security (whether from the Tenant or otherwise) before claiming payment hereunder and

                           (ii) until all monies and liabilities due or incurred by the Tenant to the Landlord have been paid or discharged in full notwithstanding payment in whole or in part of the amount by the Surety or any purported release or cancellation hereof the Surety shall not by virtue of any such payment or by any other means or on any other ground

                                    (a)     claim any set off or counter claim
                                            against the Tenant in respect of any
                                            liability on the part of the Surety
                                            to the Landlord and

                                    (b)     make or enforce any claim or right
                                            against the Tenant or prove in
                                            competition with the Landlord or
                                            exercise any right as a preferential
                                            creditor against the Tenant or
                                            against the assets of the Tenant

                           and

                  (b) the Surety's covenants herein contained shall not be affected or modified in any way by the liquidation or dissolution of the Tenant or the appointment of any receiver administrator or manager and

                  (c) the Landlord shall be at liberty at all times without affecting or discharging the Surety's liability hereunder

                           (i) to vary release or modify the rights of the Landlord against the Tenant hereunder without the Surety's consent and

                           (ii) to compound with discharge release or vary the liability of the Tenant or any other guarantor or other person and

                           (iii) to appropriate any payment the Landlord may receive from the Tenant the Surety or any other person towards such monies due under this Lease as the Landlord shall in their absolute discretion think fit

                  (d) the Landlord and the Tenant shall be at liberty to review the rent hereunder from time to time in accordance with the provisions of this Lease without reference to the Surety and the covenants conditions agreements and declarations on the part of the Surety contained in this Lease shall apply to


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                           the rent as reviewed from time to time as much as
                           to the rent reserved hereby at the commencement of the Term


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


                                   SCHEDULE 7
                               GUARANTEE AGREEMENT

         THIS DEED dated __________ is made BETWEEN:

(1)      ("THE GUARANTOR")

(2)      ("THE LANDLORD")

1.       DEFINITIONS AND INTERPRETATION

         1.1      In this deed:

                  "Basic Rent", "Consent", "Premises" and "Term" have the same meanings as in the Lease

                  "the Lease" means [this lease] and includes where relevant any deed of variation licence Consent or other document supplemental to or associated with the Lease by which the Tenant is bound whether presently existing or not

                  "Relevant Variation" means a relevant variation as defined in section 18(4) of the Landlord and Tenant (Covenants) Act 1995

                  "Rent" means

                  (a)      the Basic Rent
                  (b)      the rents specified in schedule 3 to the Lease
                  (c) any other sums which may become due to the Landlord under the provisions of the Lease

                  "Rent Day" means each of the four usual quarter days in every year

                  "Secured Obligations" means the obligation to pay all sums from time to time due or expressed to be due to the Landlord from the Tenant under the Lease and to perform all other obligations which from time to time are or are expressed to be obligations of the Tenant under the Lease

                  "the Tenant" means [the proposed assignee]

         1.2      In this deed unless the context otherwise requires:

                  (a) references to the singular include the plural and vice versa any reference to a person includes a reference to a body corporate and words importing any gender include every gender


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

                  (b) references to numbered clauses are references to the relevant clause in this deed

         1.3 The clause headings do not form part of this deed and are not to be taken into account when construing it

         1.4      This instrument:

                  (a) is executed as a deed and by its execution the parties authorise their solicitors to deliver it for them when it is dated

                  (b)      was delivered when it was dated

2.       GUARANTEE

         2.1 This guarantee is given pursuant to a provision in the Lease requiring it to be given and is an authorised guarantee agreement for the purposes of section 16 of the Landlord and Tenant (Covenants) Act 1995

         2.2 The Guarantor unconditionally and irrevocably covenants with and guarantees to the Landlord that Tenant will until the Tenant assigns the Lease as a whole with Consent pay and discharge the Secured Obligations when they fall due or are expressed to fall due under the Lease for payment and discharge

         2.3 The Guarantor shall upon being requested to do so by the Landlord enter into any deed of variation licence Consent or other document to which in each case the Tenant is a party and which is in each case supplemental to the Lease for the purpose of acknowledging that the Guarantor's liabilities under this deed extend to it but to the extent that the document effects a Relevant Variation paragraph 5.3 shall apply

         2.4 The guarantee and covenant in paragraph 2.2 shall impose on the Guarantor the same liability as if the Guarantor were the principal debtor in respect of the Tenant's obligations under the Lease and that liability shall continue notwithstanding (and will not be discharged in whole or in part or otherwise affected by):

                  (a) any forbearance by the Landlord to enforce against the Tenant the tenant's covenants in the Lease

                  (b) the giving of time or other concessions or the taking or holding of or varying realising releasing or not enforcing any other security for the liabilities of the Tenant

                  (c) any legal limitation or incapacity relating to the Tenant


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

                  (d)      the Tenant ceasing to exist

                  (e) the giving and subsequent withdrawal of any notice to determine the Lease

                  (f) any increase or reduction in the extent of the Premises or in the rent payable under the Lease or any other variation to the Lease

                  (g)      the disclaimer of the Lease

                  (h) any other act or omission of the Landlord or any other circumstances which but for this paragraph 2.4 would discharge the Guarantor and for the purposes of this paragraph 2 the Tenant shall be deemed liable to continue to pay and discharge the Secured Obligations notwithstanding any of the above matters and any money expressed to be payable by the Tenant which may not be recoverable for any such reason shall be recoverable by the Landlord from the Guarantor as principal debtor

3.       NEW LEASE

         3.1 The Guarantor shall if required by the Landlord in writing within the period beginning on the day of a disclaimer of this lease and expiring three months after the Landlord has been notified in writing by the Guarantor or the Tenant of that disclaimer accept a lease of the Premises for the residue of the contractual term unexpired at and with effect from the date of the disclaimer at the same Basic Rent as reserved by the Lease and subject to the same covenants and provisos and the Tenant on execution of the new lease will pay Rent for the period from the date of the disclaimer to the Rent Day following the date of the lease and the costs of and incidental to the new lease and will execute and deliver to the Landlord a counterpart

         3.2 If the Landlord requires more than one guarantor to take a new lease those guarantors shall take that new lease as joint tenants

4.       SECURITY TAKEN BY GUARANTOR

         4.1 Until the Secured Obligations have been paid and discharged in full the Guarantor shall not without Consent exercise any rights:

                  (a) of subrogation or indemnity in respect of the Secured Obligations

                  (b) to take the benefit of share in or enforce any security or other guarantee or indemnity for the Secured Obligations

                  (c) to prove in the liquidation of the Tenant in competition with the Landlord


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

         4.2 The Guarantor has not taken any security from the Tenant and will not do so

         4.3 Any security taken by the Guarantor in breach of paragraph 4.2 and all money at any time received in respect of it shall be held in trust for the Landlord as security for the liability of the Guarantor under this deed

5.       LIMITATION ON GUARANTOR'S LIABILITY

         5.1 Nothing in this agreement shall operate so as to make the Guarantor liable for anything in respect of which the Tenant is released from liability by the provisions of the Landlord and Tenant (Covenants) Act 1995

         5.2 To the extent that this deed purports to impose on the Guarantor any liability for anything in respect of which the Tenant is released from liability by the provisions of the Landlord and Tenant (Covenants) Act 1995 the relevant provision of this deed shall to that extent be void but that shall not affect:

                  (a) enforceability of that provision except to that extent or

                  (b) the enforceability of any other provision of this deed

         5.3 The Secured Obligations shall not include obligations arising under a Relevant Variation but the making of a Relevant Variation shall not discharge the Guarantor's liability under this deed

6.       JOINT AND SEVERAL GUARANTORS

         6.1 The liability of the Guarantor under this deed shall be the joint and several liability of all parties who have executed this deed as Guarantor and all other parties who from time to time guarantee the Tenants obligations to the Landlord and any demand for payment by the Landlord on any one or more of such persons jointly and severally liable shall be deemed to be a demand made on all such persons

         6.2 Each person who has executed this deed as Guarantor or on whose behalf this deed has been so executed agrees to be bound by this deed notwithstanding that the other person intended to execute or be bound by this deed may not do so or may not be effectually bound and notwithstanding that this deed may be determined or become invalid or unenforceable against any other person whether or not the deficiency is known to the Landlord.]

[Executed by the Guarantor and the Landlord as a deed]


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

                                   SCHEDULE 8
                             THE TENANT'S NEW WORKS


         The following items which are taken from a survey report dated 9th February 1996 prepared by JSS Cardoe:

1. Allow for thoroughly cleaning down the profiled metal cladding to the north and west elevations of the property.

2. New 2 no. 1500 x 2m profiled metal sheets. Allow for renewal of approximately 30 sq m of profiled metal cladding to match original.

3.       Remove 3 nail fixings through the cladding to the west elevation.

4. Undertake the following repairs to the external ended cladding. Take off exposed hardboard to north elevation east end (5 sq m). Trim back supporting studs as necessary and fix 18mm WBP plywood panels.

5. Fix breather membrane to plywood and EML and 2 coat render with final butter coat to take matching granite chippings. Base of panels above windows to be terminated with a render stop bead.

6. Form mastic joints to repaired sections of panelling to match adjacent.

7. Take down one 5 sq m area of panelling adjacent to the above area and renew as per the above details.

8. Repair crack to rendered panelling to south end of east elevation below first floor windows.

9. Repair one small area to the west side of the main entrance doors at ground storey level (2 sq m).

10. Allow for a further 25 sq m of defective panelling which may become evident upon hammer testing of the entire elevations.

11.      Clean down windows internally and externally (glazing and frames).

12. Allow for renewal of 50% of the mastic sealants and beadings to the windows particularly taking care to repair the mastic at low level above the sills. Allow for renewal of 50% of the mastic to the rendered panels, to the north and east elevations to match original.


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

13. Touch up paint finish to windows particularly sill sections to the south and east elevations. Allow for easing and adjusting of the windows and ensuring that all furniture is in sound condition and operational.

14. Cut out area of wet rot to frame to fire exit doors to north elevation west end.

15.      Repair rusted frame to fire exist doors to west elevation.

16. Repair 6 panels of loading door to front south elevation and repair bowed wicket gate.

17.      Repair tubular steel barrier where bent adjacent to loading door.

18. Cut out rotted sections of timber frame to loading door at low level on both sides and piece in with new treated timber to match.

19. Allow for renewal of the painted finish to the main entrance doors to the property and repair draught seals at low level.

20. Allow for external redecoration to all previously painted or stained surfaces to the exterior of the property (2 coats of paint or stain to be applied).


Signed as a deed by BIOCHROM                )
LIMITED acting by:                          )
                                            )


/s/ David Green
-----------------------------
Director

/s/ Chane Graziano
-----------------------------
Director


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

Signed as a deed by HARVARD                 )
APPARATUS, INC. by its duly                 )
authorized representatives in               )
accordance with the laws of the             )
territory in which Harvard                  )
Apparatus, Inc. is incorporated:            )



/s/ David Green
-----------------------------
Director

/s/ Chane Graziano
-----------------------------
Director


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